UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022 (March 19, 2021)

Tech and Energy Transition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40198	83-0781939
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 W 55th St New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 231-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	TETCU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	TETC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TETCWS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Tech and Energy Transition Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend and restate the Company’s audited balance sheet as of March 19, 2021 that had been filed with the Company’s Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2021 (the “Original 8-K”). The audited balance sheet is being restated to reflect the classification of (i) the Company’s Class A common stock as temporary equity in accordance with Accounting Standards Codification (“ASC”) 480-10-S99 and (ii) the Company’s private placement warrants and public warrants (collectively, the “warrants”) as a liability, in accordance with the SEC’s April 12, 2021 public statement informing market participants that warrants issued by special purpose acquisition companies may need to be classified as a liability as opposed to equity, and being measured at fair value, with changes in fair value reported each period in earnings. The Company had previously classified a portion of its Class A common stock as permanent equity and its warrants as equity within the Original 8-K.

On November 15, 2021, after discussion with Marcum LLP, the Company’s independent registered public accounting firm, the Company’s audit committee and board of directors concluded that the Original 8-K should no longer be relied upon and is to be restated in order to correct the classification errors. The correction of the aforementioned classification of the Class A common stock as temporary equity and of the warrants as a liability are reflected in Exhibit 99.1 included with this Amendment. The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account. The Company’s controls over financial reporting did not provide for the proper classifications of the Class A common stock and the warrants within the Company’s financial statements. As such, these represented material weaknesses in the Company’s internal controls.

Except as described above, this Amendment does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K/A:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of March 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech and Energy Transition Corporation

Date: February 24, 2022	By:	/s/ John Spirtos
	Name:	John Spirtos
	Title:	Chief Executive Officer and President

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